Exhibit 23-a

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 of our report dated April 13, 2005, relating to the consolidated financial statements of Headliners Entertainment Group, Inc. and to the reference to our Firm under the caption "Experts" in the prospectus.

                                    /s/ Bagell, Josephs & Company, LLC
                                    ----------------------------------
                                    Bagell, Josephs & Company, LLC

Gibbsboro, New Jersey
June 9, 2005